COVANTA HOLDING CORPORATION Q2 2011 EARNINGS CONFERENCE CALL July 21, 2011 Exhibit 99.2

Cautionary Statements All information included in this earnings presentation is based on continuing operations. Forward-Looking Statements Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission ("SEC"), all as may be amended from time to time. Such forward- looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully close its announced or planned acquisitions or projects in development and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles ("GAAP") and non-GAAP, in assessing the overall performance of our business. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow and Adjusted EPS, as described and used in this earnings presentation, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business. In each case, a reconciliation to the nearest GAAP measure is provided.

Q2 Financial Highlights Results in line with expectations and full year guidance: Capital return activities $81 million in Q2 2011, $474 million since program inception in Q3 2010 Full year 2011 guidance reaffirmed:

Capital Return Activities Q2 shareholder capital returns of $81 million Opportunistic share repurchase program continues: repurchased 4.2 million shares at a cost of $70 million Funded from Free Cash Flow and the repatriation of Asia IPP asset sale proceeds Quarterly dividend payments: $0.075 per quarter; $0.30 per share annualized

Outlook - Waste Market 2011 outlook - year-over-year prices up 1-2% Improved spot market disposal demand Market responding to higher transportation/diesel fuel cost Commercial demand growing; residential demand essentially flat Tip Fee pricing slowly strengthening Improved spot waste pricing and contract escalation Special waste program growth Medium-term outlook - anticipate growth at inflation rates Tip Fee contract renewals - expect minimal impact in 2012 Remaining contract and spot pricing to move up with inflation Special waste business growth: Niche business at premium pricing Growth drivers: customers seeking zero landfill disposal and expanding service offering, which requires modest capital investment

Outlook - Recycled Metals Market 2011 outlook - expect pricing to remain robust Quarterly revenue is up $4 million; YTD revenue is up $8 million YTD total revenues of $35 million Medium-term outlook - strategy to increase recovered quantity and quality Acquired metal processing business at Dade facility to boost metal purity and price Evaluate similar investments at other EfW facilities Planning additional capital investment to enhance overall recovery rate Anticipate attractive return on capital investment at current market prices Absolute growth will depend on underlying commodity pricing volatility

Outlook - Energy 2011 full year outlook consistent with prior commentary Energy revenue anticipated to be down modestly due to lower biomass production Minimal impact on financials Average exposed pricing thus far in 2011 generally consistent with expectations If remainder of year experiences 25% price fluctuation on market exposed EfW production, it would impact revenue ~ $10 million Medium-term outlook - forward curves indicate minimal price increase Total energy production continues to be about 6 million MWh including biomass production Production contracted and hedged ~ 3.8 million MWh in 2012 Includes ~ 300,000 MWh of biomass contracts being finalized - small 2012 benefit EfW production exposed to market ~ 1.8 million MWh in 2012 Anticipate future hedging to reduce this exposure Biomass production exposed to market up to ~ 400,000 MWh in 2012

Successfully managing contract transitions Extended all important contracts that have come to term More than offsetting headwinds with core business growth and operational improvements Client owned facilities Only one operating contract set to expire before 2014 - Hartford ends mid 2012 Honolulu expansion 20 year operating contract begins in 2012 Covanta owned facilities Headwinds primarily related to debt repayment at service fee owned facilities; lower revenue, but lower debt service as well - no impact to net cash flow Fairfax 30 year contract extension negotiations have ceased without agreement; Covanta to realize increased value in 2016 when existing below market contract ends Service Contract Transitions

Construction & Development Initiatives Ongoing construction projects all on track Honolulu expansion near 60% complete; start-up in 2012 Taixing (China) start-up underway Chengdu (China) start-up to commence later this year Durham York (Ontario) groundbreaking expected in second half of 2011 First large scale EfW project in North America in over a decade Generates construction revenue for 3 years, followed by a 20 year operating contract Continued progress in the UK Leeds "best & final" bid submitted in July Winner to be selected late this year Merseyside "best & final" bid supporting Ince project now due later this year Winner selected early next year UK updated waste policy remains very supportive of EfW Meaningful potential value creation mid decade

Business on track Executing on plan, returning capital to shareholders and investing in growth initiatives Market trends Spot waste disposal pricing has firmed up; expect trend to continue Recycled metals market tends to be volatile, but currently strong Energy exposure growing modestly with expectation of rising prices Growth initiatives more than offset contract transitions Construction projects coming on line ? Honolulu expansion, Taixing and Chengdu Core business growth initiatives ? Special waste and enhanced metal recovery Cost control ? Operating and maintenance efficiencies UK business development - long-term upside potential Decision on two key bids scheduled within next 6 to 9 months Business Summary

Q2 2011 Summary Results

Revenue Q2 2010 vs. Q2 2011

Adjusted EBITDA Q2 2010 vs. Q2 2011

Free Cash Flow Q2 2010 vs. Q2 2011

Adjusted EPS Q2 2010 vs. Q2 2011

Free Cash Flow significantly exceeds Net Income on a consistent, sustainable basis D&A far exceeds maintenance capex requirements - an ongoing difference Low cash taxes due to shield from NOL and tax credits Non-cash interest related to convertible debt Strong Free Cash Flow (1) Reaffirmed as of July 20, 2011. Please see slide 23 in the Supplemental Schedules for the text of footnotes 2 - 6

Highly attractive current Free Cash Flow yield of approximately 12% (1) Sustainable - highly contracted and predictable business model Near term - core business growth and lower project interest offset contract transition headwinds and higher corporate interest (from refinancing) Mid decade - contract transition tailwinds tend to offset NOL being fully utilized Upside - growth from development projects and/or higher energy prices Portion of Free Cash Flow is dedicated to repaying project debt annually, which increases corporate borrowing capacity over time Sustainable Cash Generation (1) Computed at 6/30/11 by dividing the midpoint of our 2011 Free Cash Flow guidance range ($275 million) by our market capitalization, which represents the closing price per share ($16.49) multiplied by the number of shares outstanding (143 million).

Dual pronged strategy of returning cash and pursuing growth Active share repurchase program is accretive at current stock price Quarterly dividend commitment provides consistent yield Meaningful investment in growth only after development successful Approximately $400 million anticipated to be available for use in 2011 Free Cash Flow of $250 to $300 million Tax efficiently repatriated IPP asset sale proceeds of over $135 million After debt repayments and dividends, anticipate allocating $225 to $275 million of these funds opportunistically between share repurchases and growth investments In addition, at least $100 million (remaining IPP asset sale proceeds) to be held overseas for growth investment Cash Return and Usage

Capitalization Summary Balance sheet remains strong; ample liquidity Repaid a total of $86 million of debt, YTD Over last 5 years, paid down over $800 million of project debt, continuing to increase financial flexibility at the corporate level Debt balances are presented at principal value, not book value. Net debt is calculated as total principal amount of debt outstanding less cash & cash equivalents and debt service principal-related restricted funds. Ratio is computed on a consolidated basis and differs from the calculation required under Covanta's credit facility. Capitalization is calculated as total debt outstanding plus stockholders' equity.

Q3 and Q4 2011 outlook consistent with prior full year guidance Notable Q3 2011 year-over-year differences include: Increased construction activity in Honolulu, impacting both revenue and expenses Expect an increase in Adjusted EBITDA due to continued strength in recycled metals revenue Free Cash Flow expected to be relatively flat Notable Q4 2011 year-over-year differences include: Planned maintenance activity significantly lower, reflects more work done in Q2 2011 Improved quarter-over-quarter performance at recently acquired facilities Stronger Adjusted EBITDA reflects core business growth and the reduction in maintenance related expenditures due to timing Free Cash Flow expected to be relatively flat with the increase in Adjusted EBITDA offset by the semi-annual high-yield interest payment Q3 & Q4 2011 Outlook

SUPPLEMENTAL SCHEDULES COVANTA HOLDING CORPORATION Q2 2011 EARNINGS CONFERENCE CALL July 21, 2011

Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities from continuing operations less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects or make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled for all periods to cash flow provided by operating activities from continuing operations, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business, and as additional ways of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. The calculation of Adjusted EBITDA is based on the definition in Covanta Energy's credit facilities, which we have guaranteed. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income. Because our business is substantially comprised of that of Covanta Energy, our financial performance is substantially similar to that of Covanta Energy. For this reason, and in order to avoid use of multiple financial measures which are not all from the same entity, the calculation of Adjusted EBITDA and other financial measures presented herein are ours, measured on a consolidated basis for continuing operations. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA reconciled for all periods to net loss from continuing operations and cash flow provided by operating activities from continuing operations, which are believed to be the most directly comparable measures under GAAP. Adjusted EPS We use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include write-down of assets, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition of businesses, income and loss from discontinued operations, transaction- related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS reconciled for all periods to diluted earnings per share from continuing operations, which is believed to be the most directly comparable measure under GAAP.

Non-GAAP Reconciliation: Adjusted EBITDA & Free Cash Flow Re-affirmed as of July 20, 2011. Depreciation and amortization expense is significantly higher than maintenance capital expenditures due to (a) amortization expense associated with intangible assets recognized in connection with business combinations; (b) the net step-up in our fixed asset book basis recognized in connection with business combinations; and (c) facility construction expenditures related to long-lived assets (40-50 year useful lives) incurred during initial construction, which will not have recurring maintenance capital expenditures on annual basis related to these assets. Cash taxes are significantly lower than income tax expense due to the utilization of our net operating loss carryforwards (NOLs). This amount represents a true-up between (a) revenue recognized in the period for client payments of project debt principal under service fee contract structures, which is accounted for on a straight-line basis over the term of the project debt, and (b) actual billings to clients for debt principal payments in the period. As a result of this adjustment, Adjusted EBITDA reflects the actual amounts billed to clients for debt service principal, not the straight-lined revenue as recognized. Other is primarily non-cash compensation expense, but does include other non-cash expenses. The calculation of Adjusted EBITDA is based on the definitions in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business.

Non-GAAP Reconciliation: Adjusted EBITDA LTM Adjusted EBITDA results provided to reconcile the denominator of the Net Debt / Adjusted EBITDA ratio Reaffirmed as of July 20, 2011

Detail on Maintenance Capital Spending

Non-GAAP Reconciliation: Adjusted EPS Reaffirmed as of July 20, 2011